Joint Filer Information

Name: Owl Creek I, L.P.

Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]

Date of Event Requiring Statement: 11/14/2017

Signature:	Owl Creek I, L.P.

	By:	Owl Creek Advisors, LLC, its general partner
	By:	/s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek II, L.P.

Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]

Date of Event Requiring Statement: 11/14/2017

Signature:	Owl Creek II, L.P.

	By:	Owl Creek Advisors, LLC, its general partner
	By:	/s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek Overseas Master Fund, Ltd.

Address: 89 Nexus Way, 2nd Floor, Camana Bay, Grand Cayman, E9, KY1-1205

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]

Date of Event Requiring Statement: 11/14/2017

Signature:	Owl Creek Overseas Master Fund, Ltd.

	By:	Owl Creek Asset Management, L.P., its investment manager
	By:	Owl Creek GP, L.L.C., its general partner
	By:	/s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek SRI Master Fund, Ltd.

Address: 89 Nexus Way, 2nd Floor, Camana Bay, Grand Cayman, E9, KY1-1205

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]

Date of Event Requiring Statement: 11/14/2017

Signature:	Owl Creek SRI Master Fund, Ltd.

	By:	Owl Creek Asset Management, L.P., its investment manager
	By:	Owl Creek GP, L.L.C., its general partner
	By:	/s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek Credit Opportunities Master Fund, L.P.

Address: 89 Nexus Way, 2nd Floor, Camana Bay, Grand Cayman, E9, KY1-1205

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]

Date of Event Requiring Statement: 11/14/2017

Signature:	Owl Creek Credit Opportunities Master Fund, L.P.

	By:	Owl Creek Advisors, LLC, its general partner
	By:	/s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek Advisors, LLC

Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]

Date of Event Requiring Statement: 11/14/2017

Signature:	Owl Creek Advisors, LLC

	By:	/s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Jeffrey A. Altman

Address: c/o Owl Creek Asset Management, L.P., 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]

Date of Event Requiring Statement: 11/14/2017

Signature:	/s/ Jeffrey A. Altman
Name: Jeffrey A. Altman